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                                  EXHIBIT 99.1

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350, as adopted).

I, Shujun Liu, Chairman and Chief Executive Officer of American Oriental Bioengineering, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of American Oriental Bioengineering, Inc.;

2. Based on my knowledge, this quarterly report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report.

Date: June 6, 2003

                                         /s/ Shujun Liu
                                         -------------------------------------

                                         Shujun Liu
                                         Chairman and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to American Oriental Bioengineering, Inc. and will be retained by American Oriental Bioengineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the Form 10-QSB, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-QSB), irrespective of any general incorporation language contained in such filing.


I, Yanchun Li, Acting Chief Financial Officer of American Oriental Bioengineering, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of American Oriental Bioengineering, Inc.;

2. Based on my knowledge, this quarterly report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report.

Date: June 6, 2003

                                         /s/ Yanchun Li
                                         --------------------------------------

                                         Yanchun Li
                                         Acting Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to American Oriental Bioengineering, Inc. and will be retained by American Oriental Bioengineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the Form 10-QSB, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-QSB), irrespective of any general incorporation language contained in such filing.